UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    AmerisourceBergen Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) on March 9, 2023.

(b)    Each of the five items listed below was submitted to a vote of the Company’s shareholders at the 2023 Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 27, 2023 (the “Definitive Proxy Statement”). The final voting results are set forth below:

Item 1 - Election of Directors.

Each of the individuals listed below was elected by the Company’s shareholders to serve as a director until the 2024 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	172,416,240	3,063,478	320,957	10,193,326
Steven H. Collis	165,850,706	8,888,877	1,061,092	10,193,326
D. Mark Durcan	174,260,880	1,226,663	313,132	10,193,326
Richard W. Gochnauer	168,210,389	7,319,850	270,436	10,193,326
Lon R. Greenberg	172,484,891	3,006,291	309,493	10,193,326
Kathleen W. Hyle	168,948,234	6,530,873	321,568	10,193,326
Lorence H. Kim, M.D.	175,165,369	324,890	310,416	10,193,326
Henry W. McGee	165,580,691	9,947,738	272,246	10,193,326
Redonda G. Miller, M.D.	175,350,294	179,952	270,429	10,193,326
Dennis M. Nally	174,066,904	1,422,067	311,704	10,193,326

Item 2 - Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2023.

The Company’s shareholders approved this item. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
175,918,757	9,856,170	219,074	N/A

Item 3 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

The Company’s shareholders approved this item. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
167,879,511	7,418,048	503,116	10,193,326

Item 4 - Advisory Vote on the Frequency of a Shareholder Vote on the Compensation of the Company’s Named Executive Officers.

The Company’s shareholders voted for holding an annual advisory vote on the compensation of the Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
173,594,566	85,242	1,839,786	281,081	10,193,326

Item 5 - Shareholder Proposal Regarding Shareholder Ratification of Termination Pay.

The Company’s shareholders did not approve this item. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
15,064,251	160,009,226	727,198	10,193,326

No item other than the five items addressed above and described in the Definitive Proxy Statement was submitted at the 2023 Annual Meeting for shareholder action.

(d)    As reported above, the Company’s shareholders expressed a preference of “1 Year” for the frequency with which shareholder votes on named executive officer compensation should be held. In accordance with the recommendation of the Board of Directors of the Company (the “Board”) set forth in the Definitive Proxy Statement and consistent with the stated preference of the majority of the Company’s shareholders, future advisory shareholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on frequency is held. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

Item 8.01. Other Events.

As previously disclosed in the Definitive Proxy Statement, on March 9, 2023, D. Mark Durcan became Lead Independent Director of the Board, succeeding Jane E. Henney, M.D.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	March 15, 2023	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer